CoConnect, Inc.

468 N. Camden Dr., Ste 350

Beverly Hills, California 90210

(424) 256-8560 ● (310) 388-0582 (fax)

March 18, 2015

Fritz Knipschildt

133 Washington St.

Norwalk, Connecticut 06854

Marshall Brook Capital Corporation LLC

50 Prospect Avenue

Larchmont, New York 10538

Attn: Mark S. Wojciechowski

Re: Stock and Membership Interest Exchange Agreement dated October 31, 2014

Gentlemen:

Pursuant to Sections 10.01(b), (d) and (f) of the Stock and Membership Interest Exchange Agreement dated October 31, 2015 (the “Agreement”) among CoConnect, Inc., a Nevada corporation (“Buyer”), Fritz Knipschildt, a resident of the State of Connecticut (the “Founder”), and Marshall Brook Capital Corporation LLC, a Delaware limited liability company (“MBCC”), Buyer hereby notifies the Founder and MBCC that Buyer elects to terminate the Agreement as of the date of this letter.

Nothing in this letter shall be construed to constitute a waiver. Buyer reserves all of its rights under the Agreement and otherwise.

Sincerely,

CoConnect, Inc.

By:	/s/ Bennett J. Yankowitz
Bennett J. Yankowitz, President

cc:	Thomas R. Candrick, Esq.
Henrik Rouf